Offerings - Offering: 1	Mar. 10, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	18,630
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 18,630,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,572.80
Offering Note	Fee per Rule 457(r)